EXHIBIT 10.01

   DEBENTURE PAYOFF AND ROYALTY TERMINATION

     AGREEMENT DATED MAY 12, 1997, BETWEEN

ALTA GOLD CO. AND STARTRONIX INTERNATIONAL, INC.

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      DEBENTURE PAYOFF AND ROYALTY TERMINATION
                    AGREEMENT

     This Debenture Payoff and Royalty Termination
Agreement (this "Agreement") is made and entered into as of this 12th day of May, 1997, by and between Alta Gold Co., a Nevada corporation ("Alta
Gold"), and StarTronix International, Inc., a
Delaware corporation ("StarTronix") and the successor in interest to Gold Express Corporation, a Washington corporation ("Gold Express").


                R E C I T A L S

     In connection with the purchase of certain assets from Gold Express, Alta Gold (i) issued a zero coupon debenture to Gold Express dated June
14, 1994, in the maturity amount of $4,000,000, which debenture was subsequently amended and replaced with a debenture dated June 28, 1996 (the
"Debenture"), a copy of which is attached hereto as Exhibit A, and (ii) granted a royalty right to Gold Express pursuant to a certain Provisional
Copper Production Royalty Agreement (the "Royalty
Agreement") dated June 14, 1994, a copy of which is attached hereto as Exhibit B.

     Pursuant to the terms of the Debenture and the Royalty Agreement, any payment made by Alta
Gold under the Royalty Agreement was to be credited toward Alta Gold's obligations under the Debenture.

     The parties desire that the Debenture be paid off and canceled and that the Royalty Agreement be terminated, under the terms and conditions set forth herein.

     Now, Therefore, for and in consideration of the premises and mutual covenants, agreements, understandings, undertakings, representations, warranties and promises, and subject to the conditions hereinafter set forth, and intending to be legally bound thereby, the parties do hereby covenant and agree that the Recitals set forth above are true and accurate, and further covenant and agree as follows:

                    ARTICLE I
            DEBENTURE AND ROYALTY AGREEMENT

1.1     Debenture Payoff

        As of the Closing Date (defined below),
the Debenture shall be deemed paid in full and canceled, and all of the rights and obligations of Alta Gold and StarTronix under the Debenture shall terminate.

1.2    Royalty Agreement Terminated

       As of the Closing Date, the Royalty
Agreement shall be null and void and of no further force and effect, and all of the rights and obligations of Alta Gold and StarTronix under the Royalty Agreement shall terminate.

1.3    Consideration From Alta Gold

       At the Closing (defined below), Alta Gold shall pay to StarTronix the amount of $750,000
(the "Payment Amount").

                  ARTICLE II
                   CLOSING

2.1   Closing Date

      The closing (the "Closing") under this
Agreement shall be at the offices of Kummer
Kaempfer Bonner & Renshaw, 3800 Howard Hughes
Parkway, Seventh Floor, Las Vegas, Nevada, 89109, on May 8, 1997 (the "Closing Date") at 10:00 a.m.

2.2   Alta Gold's Closing Documents

      At the Closing, Alta Gold shall deliver to StarTronix (i) the Payment Amount, and (ii) a certificate of the corporate secretary of Alta
Gold as to the incumbency of the officer executing this Agreement on behalf of Alta Gold.

2.3   StarTronix's Closing Documents

      At the Closing, StarTronix shall deliver to Alta Gold (i) the Debenture, marked "Paid in Full" across the face of the Debenture and signed by StarTronix, (ii) a certified copy of the resolutions of the board of directors of StarTronix authorizing the execution and delivery of this Agreement and the performance by StarTronix of its obligations hereunder, and (iii) a certificate of the corporate secretary of StarTronix as to the incumbency of the officers executing this Agreement on behalf of StarTronix.

                   ARTICLE III
     REPRESENTATIONS AND WARRANTIES OF ALTA GOLD

    Alta Gold hereby makes the following
representations and warranties to StarTronix, and Alta Gold warrants that the following are true and accurate on the Closing Date:

3.1   Authority

      Alta Gold has the full right, power, legal capacity and authority to enter into, and perform its obligations under this Agreement.

3.2   Binding Nature of Agreement

      This Agreement constitutes the valid and binding obligation of Alta Gold, enforceable against Alta Gold in accordance with its terms.

3.3   No Violation

      Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of the terms hereof by Alta Gold will conflict with, or result in a breach of or default under, any of the terms or provisions of (i) any agreement, note, indenture, mortgage, deed of trust, instrument, lease or franchise to which Alta Gold is a party or by which it or any of its assets or properties is bound, or (ii) any law, judgment, order, arbitration award, rule, regulation, ordinance, writ, injunction or decree of any governmental agency or instrumentality or court applicable to or having jurisdiction over Alta Gold or any of its assets or properties.

3.4  Valid Corporate Organization and Good
     Standing

     Alta Gold is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has the corporate power and authority necessary and appropriate to own its properties and to engage in the business in which it is presently engaged.

3.5  Legal Representation

     Alta Gold acknowledges the receipt of the advice of independent legal counsel prior to the execution of this Agreement; that the legal nature and effect of this Agreement has been fully explained to it by counsel; and that Alta Gold fully understands the terms and provisions of this Agreement and its nature and effect. Alta Gold further represents that it is relying solely on the advice of its own counsel in executing this Agreement and has not relied on the representation of any other party, except as expressly set forth herein, or of the counsel for any other party.
Alta Gold further represents that this Agreement, and the terms hereof, were arrived at after negotiations between the parties, and each provision hereof shall be construed as having been drafted by each and both of the parties hereto.

3.6  No Representations Untrue

     No representation made by Alta Gold in this Agreement contains any untrue statement of a material fact or omits to state any material fact known to Alta Gold necessary to make any statement, warranty or representation not misleading to StarTronix. Except as set forth in this Agreement, Alta Gold does not make any representations or warranties to StarTronix.

                    ARTICLE IV
    REPRESENTATIONS AND WARRANTIES OF STARTRONIX

     StarTronix hereby makes the following
representations and warranties to Alta Gold, and StarTronix warrants that the following are true and accurate on the Closing Date:

4.1  Holder of Debenture

     StarTronix is the sole and complete successor in interest to Gold Express and, in such capacity owns and holds all of the rights and has all of the obligations of Gold Express under the Debenture and the Royalty Agreement, free and clear of all liens, encumbrances, security agreements, assignments, charges, restrictions or any other claims of any type, kind or nature whatsoever.

4.2  No Liens

     StarTronix has not caused any lien,
encumbrance, security agreement, charge, restriction, or any other claim of any type, kind or nature whatsoever, to be recorded or filed against any of the property or assets of Alta
Gold, including, without limitation, the Copper
Flat project in Sierra County, New Mexico.

4.3  Authority

     StarTronix has the full right, power, legal capacity and authority to enter into, deliver and perform its obligations under this Agreement, including the termination of the Debenture and the Royalty Agreement.

4.4  Binding Nature of Agreement

     This Agreement constitutes the valid and binding obligation of StarTronix, enforceable against StarTronix, and as applicable, against Gold Express, in accordance with its terms.

4.5  No Violation

     Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of the terms hereof by StarTronix will conflict with, or result in a breach of or default under, any of the terms or provisions of (i) the articles of incorporation or bylaws of StarTronix or any agreement, license, note, indenture, mortgage, deed of trust, instrument, lease or franchise to which StarTronix is a party or by which it or any of its assets or properties is bound, or (ii) any law, judgment, order, arbitration award, rule, regulation, ordinance, writ, injunction or decree of any governmental agency or instrumentality or court applicable to or having jurisdiction over StarTronix or any of its assets or properties.

4.6  Valid Corporate Organization and Good
     Standing

     StarTronix is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority necessary and appropriate to own its properties and to engage in the business in which it is presently engaged.

4.7  Approval

     No authorization, approval or consent of any court, governmental body, regulatory agency, self-egulatory organization or stock exchange or market, or the stockholders of StarTronix, or any third party, is required to be obtained by StarTronix, for the execution and delivery of this Agreement and the transactions as contemplated by this Agreement.

4.8  Legal Representation

     StarTronix acknowledges the receipt of the advice of independent legal counsel prior to the execution of this Agreement; that the legal nature and effect of this Agreement has been fully explained to it by counsel; and that each party fully understands the terms and provisions of this Agreement and its nature and effect. StarTronix further represents that it is relying solely on the advice of its own counsel in executing this Agreement and has not relied on the representation of any other party, except as expressly set forth herein, or of the counsel for any other party.
StarTronix further represents that this Agreement, and the terms hereof, were arrived at after negotiations between the parties, and each provision hereof shall be construed as having been drafted by each and both of the parties hereto.

4.9  Fair Value

     The Payment Amount represents a fair present sale value of the Debenture and the Royalty
Agreement based on the relevant risks, the long-term nature of the Debenture and the unsuccessful efforts of StarTronix to secure better terms from other potential purchasers of the Debenture and the Royalty Agreement.

4.10  No Representations Untrue

      No representation made by StarTronix in this Agreement contains any untrue statement of a material fact or omits to state any material fact known to StarTronix necessary to make any statement, warranty or representation not misleading to Alta Gold. StarTronix knows of no material facts or conditions adversely affecting the Debenture or the Royalty Agreement which have not been disclosed to Alta Gold. Except as set forth in this Agreement, StarTronix does not make any representations or warranties to Alta Gold.

                    ARTICLE V
           RELEASE AND INDEMNIFICATION

5.1  Release

     StarTronix, on behalf of itself, its agents, successors, predecessors, assigns and all affiliated or related persons or entities, both past and present, hereby waives, discharges and releases Alta Gold, it agents, successors, predecessors, assigns and all affiliated or related persons or entities, both past and present, from any and all liabilities, debts, demands, contracts, promises, agreements, claims, causes of action, injuries, costs, attorneys' fees, or damages of any kind or character, both known and unknown, which may now exist or later be discovered, arising from related to, or connected with any and all disputes and relationships between the parties including, without limitation, all claims directly or indirectly related to or arising out of (i) the Debenture and the Royalty
Agreement, and (ii) any lien, encumbrance, security agreement, assignment, charge, restriction or any other claim caused to be recorded or filed by StarTronix against any property or assets of Alta Gold.

5.2  Indemnification

     StarTronix shall indemnify, defend and hold harmless Alta Gold against any and all claims, demands, losses, expenses, costs, obligations, defenses and liabilities, including interest, penalties, and reasonable attorneys' fees, that Alta Gold may incur by reason of (i) any breach of, or failure by StarTronix to perform, any of its obligations, covenants, or agreements in this Agreement, (ii) any inaccuracy in the representations and warranties of StarTronix in
Article IV of this Agreement, (iii) the failure of StarTronix to release fully and effectively Alta
Gold from its obligations under the Debenture and the Royalty Agreement, and (iv) the failure of StarTronix to release any lien, encumbrance, security agreement, charge, restriction or other claim on the property or assets of Alta Gold.

                   ARTICLE VI
                      COSTS

     StarTronix and Alta Gold shall each pay all costs and expenses incurred or to be incurred by each of them respectively in negotiating and preparing this Agreement and in taking whatever actions may be necessary or appropriate to consummate the transactions contemplated by this Agreement, including the costs of obtaining any consents or approvals.

                     ARTICLE VII
                    MISCELLANEOUS

7.1  Further Acts

     StarTronix, at any time before or after the Closing, will execute, acknowledge, and deliver any assignments, releases, conveyances, and other assurances, documents, and instruments of transfer, reasonably requested by Alta Gold, and will take any other action consistent with the terms of this Agreement that may reasonably be requested by Alta Gold. If requested by Alta
Gold, StarTronix further agrees to prosecute or otherwise enforce in its own name for the benefit of Alta Gold any claims, rights or other benefits that are transferred to Alta Gold under this Agreement and that require prosecution or enforcement in StarTronix's name. In the event that StarTronix does not execute, acknowledge or deliver any such instruments of transfer or otherwise fails to perform in accordance with this
Section 7.1 within two business days following the receipt of notice, StarTronix hereby grants to Alta Gold an irrevocable power of attorney, coupled with an interest, to sign, execute, acknowledge, deliver, release any and all instruments or documents necessary to release Alta
Gold from any liens, claims or encumbrances against the property or assets of Alta Gold pursuant to this Agreement, or to otherwise perform the obligations of StarTronix under this Agreement.

7.2  Captions

     The subject headings or captions of the
sections and subsections of this Agreement are included only for purposes of convenience and shall not affect the construction or interpretation of any provisions contained herein.

7.3  Entire Agreement

     This Agreement (together with all exhibits, documents, agreements and instruments executed or furnished in connection herewith) constitutes the entire agreement between the parties pertaining to the subject matter hereof, and supersedes any and all prior or contemporaneous written or oral negotiations, agreements, representations, and understandings of the parties with respect to such subject matter.

7.4  Expenses

     If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

7.5  Notice

     Any and all notices required under this
Agreement shall be in writing and shall be either
(i) hand-delivered, (ii) mailed, first-class postage prepaid, certified mail, return receipt requested, or (iii) delivered via a nationally recognized overnight courier service, addressed to:

     Alta Gold:     Alta Gold Co.
                    601 Whitney Ranch Drive
                    Suite 10
                    Henderson, Nevada 89014
                    Attention:  President

     StarTronix:    StarTronix International, Inc.
                    2402 Michelson Drive
                    Irvine, California 92715
                    Attention:  President

     All notices hand-delivered or delivered via overnight courier shall be deemed delivered as of the date actually delivered. All notices mailed shall be deemed delivered as of three business days after the date postmarked. Any changes in any of the addresses listed herein shall be made by notice as provided in this Section 7.5.

7.6  Modification, Amendment or Waiver

     This Agreement may not be amended,
supplemented or otherwise modified, and none of its terms may be waived, unless such amendment, supplement, modification or waiver is in writing and executed by the party or parties to be bound thereby. The failure of any party at any time or times to require performance of any provision hereof shall not affect the right of such party at a later time to enforce the same, and no waiver of any term or provision hereof on any one occasion shall be deemed to be a waiver of the same or any other provision hereof at any subsequent time or times.

7.7  Binding Effect; Assignment

     This Agreement shall be binding upon, and shall enure to the benefit of and be enforceable by, the parties hereto, and their respective heirs, successors, assigns and legal representatives; provided, however, that no assignment of any rights or delegation of any obligations provided for herein may be made by either party to this Agreement without the prior written consent of the other party.

7.8  Construction

     This Agreement shall be construed in
accordance with its intent and without regard to any presumption or any other rule requiring construction against the party causing the same to be drafted.

7.9  Governing Law

     The laws of the State of Nevada shall govern the validity, performance and enforcement of this Agreement and the courts of Nevada shall have the sole and exclusive jurisdiction over any matter brought under or by reason of this Agreement.

7.10 Counterparts

     This Agreement may be executed in
counterparts, each of which shall be deemed an original and all of which taken together shall constitute the same instrument.

7.11 No Third Parties Benefited

     This Agreement is made and entered into for the sole protection and benefit of Alta Gold and StarTronix, their successors and assigns, and no other person or persons shall have any right of action hereon.

7.12 Severability

     If any provision of this Agreement, or any portion of any provision, shall be deemed invalid or unenforceable for any reason whatsoever, such invalidity or unenforceability shall not affect the enforceability and validity of the remaining provisions hereof.

7.13 Time of the Essence

     At all times stated herein, time shall be of the essence.

     In Witness Whereof, the parties hereto have duly executed this Agreement on the date first set forth above.

         "Alta Gold"
Alta Gold Co., a Nevada corporation

By
    --------------------
:   Robert N. Pratt
    President and Chief Executive Officer

         "StarTronix"
StarTronix International, Inc., a Delaware corporation

By
    --------------------
:
Its:

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